UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 14, 2019

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 20, 2018, StarTek, Inc. (the “Company”) completed the acquisition of all of the issued and outstanding shares of capital stock of CSP Alpha Midco Pte Ltd, a Singapore private limited company (“Aegis”), from CSP Alpha Holdings Parent Pte Ltd, a Singapore private limited company (the “Aegis Stockholder”). In connection with the acquisition and related transactions (the “Aegis Transactions”), the Aegis Stockholder became the holder of a majority of the Company’s outstanding common stock. For accounting purposes, the Aegis Transactions are treated as a reverse acquisition and Aegis is considered the accounting acquirer. Accordingly, Aegis’ historical financial statements replace the Company’s historical financial statements following the completion of the Aegis Transactions, and the results of operations of both companies will be included in the Company’s financial statements for all periods following the completion of the Aegis Transactions.

On October 5, 2018, the Company filed a Form 8-K/A with the Securities and Exchange Commission to provide audited financial statements of Aegis for the year ended March 31, 2018 and unaudited pro forma financial statements for the Aegis Transactions.

The Company is filing this Current Report on Form 8-K to provide, on a supplemental basis, unaudited historical financial information of Aegis for the three months ended June 30, 2018. The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 related to a period that preceded the consummation of the Aegis Transactions and therefore did not reflect Aegis’ operations. Because Aegis is the accounting successor to the Company, the Company believes that the June 30, 2018 Aegis unaudited financial statements will provide useful information for investors. The June 30, 2018 Aegis unaudited financial statements should be read in conjunction with the Aegis audited financial statements for the year ended March 31, 2018 and with financial statements that include the combined businesses of the Company and Aegis for periods following the completion of the Aegis Transactions.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

The following exhibit is filed herewith:

99.1
Unaudited condensed consolidated balance sheets of Aegis and its subsidiaries as of June 30, 2018 and audited condensed consolidated balance sheets of Aegis and its subsidiaries as of March 31, 2018, unaudited condensed consolidated statements of income and other comprehensive income (loss) and unaudited condensed consolidated statements of cash flows of Aegis and its subsidiaries for the three months ended June 30, 2018 and 2017, unaudited condensed consolidated statement of stockholders’ equity of Aegis and its subsidiaries for the three months ended June 30, 2018 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: March 14, 2019	By:	/s/ Lance Rosenzweig
Lance Rosenzweig
President and Chief Executive Officer